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                            Diamond Innovations, Inc.
                                6325 Huntley Road
                              Worthington, OH 43085

                                INVENTORY LETTER

As of November 30, 2005

Pegasus Overseas Ltd.
[*]

Lazare Kaplan International Inc.
19 West 44th Street
New York, New York 10036

Bellataire International LLC
[*]

Bellataire LLC
[*]

Bellataire BVBA
[*]

          Re: Costs and Revenues Pursuant to the Processing Agreement.

Dear Sir or Madam:

            Reference is made herein to that certain Inventory Letter dated as of November 30, 2005, from Diamond Innovations, Inc. ("DI") to Pegasus Overseas Ltd. ("POL"), Lazare Kaplan International Inc. ("LKI"), Bellataire Inc. ("B-Inc."), Bellataire International LLC ("International"), Bellataire LLC ("Bellataire") and Bellataire BVBA ("BVBA", together with DI, POL, LKI, B-Inc., International and Bellataire, the "Parties") (the "Inventory Letter"). The Inventory Letter set forth certain agreements among the Parties relating to certain costs and revenues related to the Processing Agreement (as defined below) and the terms of their relationship with respect to certain diamonds that were purchased prior to the date of the Inventory Letter. Promptly following the execution and delivery of the Inventory Letter, the Parties began to engage in discussions relating to changes to certain of the arrangements

----------
* Certain portions of this agreement have been omitted pursuant to a request for confidential treatment.




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 2

described in the Inventory Letter and, as a result, the Parties neither implemented the transactions contemplated by the Inventory Letter nor finalized the schedules described in Paragraphs 1, 3A, 3B, 4A, 4B, and 4C of the Inventory Letter. Shortly following the execution of the Inventory Letter, the Parties negotiated and reached a verbal understanding, which modified the terms and conditions thereof. The Parties have been operating pursuant to such verbal understanding at all times since the negotiation thereof and that the Parties now wish to memorialize their understanding in this Amended and Restated Inventory Letter. In recognition of the foregoing, the Parties hereby agree that the Inventory Letter is hereby amended and restated in its entirety as follows:

      Pursuant to that certain Processing Agreement, as the same may be amended from time to time (the "Agreement"), dated February 20, 1999, among GE [*] (the name of which has been changed to [*] ["DI Ireland"] and which is an indirect, wholly-owned subsidiary of DI) and POL, a wholly-owned subsidiary of LKI and collectively with POL, the "LKI Parties", DI and the LKI Parties have agreed to divide certain costs and revenues arising in the performance of their respective obligations thereunder and also wish to set forth the terms of their relationship with respect to certain diamonds that were purchased prior to the date hereof. Notwithstanding any provision of the Agreement to the contrary and as a condition precedent to and in reliance upon the formation of International, and a Belgian subsidiary of Bellataire (BVBA); DI and the LKI Parties henceforth agree to divide certain costs incurred and revenues received as follows:

      1. Definitions. For purposes of this letter agreement, the following terms have the following definitions:

      "Cost of Goods Sold" means (i) for each Transition Period Diamond, the [*] cost for such diamond plus any Transition Period Completion Cost for such diamond and (ii) for each Pre-Transition Period Diamond, the [*] cost for such diamond plus any Pre-Transition Period Completion Cost for such diamond.

      "Effective Date" means the date hereof.

      "Pre-Transition Period Diamond" means any diamond (whether or not processed and whether or not finished) initially acquired by POL at any time on or before [*].

      "Pre-Transition Period Account Receivable" means an account receivable of POL on the Effective Date that arose from the sale of Pre-Transition Period Diamonds. (As promptly as practicable following the Effective Date, POL shall attach to this letter agreement a Schedule 1 setting forth all Pre-Transition Period Accounts Receivable as of the Effective Date and such Schedule shall be incorporated into this letter agreement upon the satisfactory review thereof in accordance with Paragraph 5C hereof.)




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 3

      "Transition Period" means the period commencing [*] and ending on the Effective Date.

      "Transition Period Account Receivable" means an account receivable of POL on the Effective Date that arose from the sale of Transition Period Diamonds. (As promptly as practicable following the Effective Date, POL shall attach to this letter agreement a Schedule 2 setting forth all Transition Period Accounts Receivable as of the Effective Date and such Schedule shall be incorporated into this letter agreement upon the satisfactory review thereof in accordance with Paragraph 5C hereof.)

      "Transition Period Diamond" means any diamond (whether or not processed and whether or not finished) initially acquired by POL at any time subsequent to [*].

      2. Collection of Accounts Receivable.

      A. Pre-Transition Period Accounts Receivable. The proceeds from any Pre-Transition Period Account Receivable that arose on or before [*] shall be divided between the parties pursuant to the Agreement [*]. The proceeds from any Pre-Transition Period Account Receivable that arose after [*] shall be divided between the parties in the same manner as the proceeds (or net proceeds, if applicable) from the resale of a Pre-Transition Period Diamond are to be divided among the parties pursuant to Paragraph 4 hereof.

      B. Transition Period Accounts Receivable. [*] percent of the proceeds from any Transition Period Account Receivable shall be distributed to DI by POL.

      3. Transition Period Diamonds.

      A. Transition Period Operations. On the Effective Date, POL shall make a [*] payment of [*] to DI. Such payment shall represent a preliminary estimate of the amount due as of [*], which would give effect to the provisions contained in this Paragraph 3, [*], and will result in the aggregate [*] relating to the sale of Transition Period Diamonds during the Transition Period being [*] by POL and DI. In addition, such payment shall be made (i) in accordance with all documents executed by the parties in connection with the formation of Bellataire and International and (ii) as though the economic terms of the documents governing the operations of Bellataire and International (including terms relating to operating costs and revenues) were binding on such parties as of [*], all as more fully set forth in the calculations set forth on Schedule 3A annexed hereto. As promptly as practicable following the Effective Date, POL shall make a [*] payment to DI representing a preliminary estimate of the amount due for the month of [*] pursuant to this Paragraph 3.

      B. Finished Transition Period Diamonds. On the Effective Date, POL will agree to sell each finished Transition Period Diamond located outside the United States to an affiliate of LKI




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 4

designated by POL (the "LKI Affiliate") at its [*] and the LKI Affiliate shall use all reasonable efforts to market such Diamonds to unrelated third parties. Each finished Transition Period Diamond located in the United States on the Effective Date will be sold to the LKI Affiliate at its [*], with title and risk of loss passing to the LKI Affiliate outside of the United States at the time such diamond is first shipped outside the United States, and the LKI Affiliate shall use all reasonable efforts to market such Diamonds to unrelated third parties. As promptly as practicable following the Effective Date, POL shall attach to this letter agreement a Schedule 3B setting forth the [*] of each finished Transition Period Diamond unsold as of the Effective Date and such Schedule shall be incorporated into this letter agreement upon the satisfactory review thereof in accordance with Paragraph 5C hereof.

      C. Unfinished Transition Period Diamonds. POL hereby undertakes to finish each Transition Period Diamond that is unfinished as of the Effective Date. Upon the completion of each such unfinished Transition Period Diamond, (i) the Cost of Goods Sold thereof shall be increased by an amount (the "Transition Period Completion Cost") equal to [*] of the [*] of such Diamond and (ii) POL shall sell each such Diamond to the LKI Affiliate in accordance with the provisions of Paragraph 3B hereof. As promptly as practicable following the Effective Date, POL shall attach to this letter agreement a Schedule 3C setting forth the [*] of each unfinished Transition Period Diamond unsold as of the Effective Date and such Schedule shall be incorporated into this letter agreement upon the satisfactory review thereof in accordance with Paragraph 5C hereof. Any unfinished Transition Period Diamond requiring processing will be processed pursuant to that certain [*]. Any unfinished Transition Period Diamond requiring cutting and/or polishing, upon the LKI Affiliate's request, will be cut and/or polished pursuant to that certain [*]. All terms and conditions of the [*] and the [*], except those terms and conditions thereof relating to [*], will apply to each unfinished Transition Period Diamond and such terms and conditions are incorporated by reference herein. To the extent that any of the terms or provisions hereof are inconsistent with any of the terms or provisions set forth in the [*] or the [*], the provisions of this letter agreement shall prevail and control. The monthly invoices from LKI to International pursuant to the [*] shall be reduced by a sum equal to [*]. Following the close of each month ending after the Effective Date, LKI will invoice POL for a sum equal to [*] for such month, and POL will promptly thereafter invoice DI Ireland for a sum equal to [*] of [*] for such month.

      D. Resale of Transition Period Diamonds

      Any Transition Period Diamond purchased from POL by the LKI Affiliate will either be (i) resold directly to unrelated third parties outside the United States by the LKI Affiliate [*]; or (ii) resold within the United States [*]. [*] will retain a sales commission on any sale outside the United States with respect to which it serves as [*] equal to [*] of such proceeds and [*] will retain a sales commission on any sale within the United States with respect to which it serves as [*] equal to [*] of such proceeds. Upon either (i) its receipt of the proceeds from a "direct"




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 5

resale of a Transition Period Diamond to a third party [*] or (ii) upon its receipt from [*] or [*], as applicable, of the "net proceeds" from the resale of a Transition Period Diamond to an unrelated third party [*] (i.e., the proceeds of such resale, net of the [*] sales commission), the LKI Affiliate will pay POL the sales price for such Diamond. Upon receipt of such payment, POL will make an offset payment to DI Ireland equal to [*] of the resale proceeds (in the case of "direct" resale) or [*] of the net proceeds [*], as applicable.

      4. Pre-Transition Period Diamonds.

      A. Finished Pre-Transition Period Diamonds. On the Effective Date, POL will agree to sell each finished Pre-Transition Period Diamond located outside the United States to the LKI Affiliate at its [*], and the LKI Affiliate shall use all reasonable efforts to market such Diamonds to unrelated third parties. Each finished Pre-Transition Period Diamond located in the United States on the Effective Date will be sold to the LKI Affiliate at its [*], with title and risk of loss passing to the LKI Affiliate outside the United States at the time such diamond is first shipped outside the United States, and the LKI Affiliate shall use all reasonable efforts to market such Diamonds to unrelated third parties. As promptly as practicable following the Effective Date, POL shall attach to this letter agreement a Schedule 4A setting forth the [*] of each finished Pre-Transition Period Diamond unsold as of the Effective Date and such Schedule shall be incorporated into this letter agreement upon the satisfactory review thereof in accordance with Paragraph 5C hereof.

      B. Unfinished Pre-Transition Period Diamonds. POL hereby undertakes to finish each Pre-Transition Period Diamond that is unfinished as of the Effective Date. Upon the completion of each such unfinished Pre-Transition Period Diamond,
(i) the Cost of Goods Sold thereof shall be increased by an amount (the "Pre-Transition Period Completion Cost") equal to [*] of the [*] cost of such Diamond and (ii) POL shall sell each such Diamond to the LKI Affiliate in accordance with the provisions of Paragraph 4A hereof. As promptly as practicable following the Effective Date, POL shall attach to this letter agreement a Schedule 4B setting forth the [*] of each unfinished Pre-Transition Period Diamond unsold as of the Effective Date and such Schedule shall be incorporated into this letter agreement upon the satisfactory review thereof in accordance with Paragraph 5C hereof. Any unfinished Pre-Transition Period Diamond requiring processing will, upon the LKI Affiliate's request, be processed pursuant to the [*]. Any unfinished Pre-Transition Period Diamond requiring cutting and/or polishing will, upon the LKI Affiliate's request, be cut and/or polished pursuant to the [*]. All terms and conditions of the [*] and the [*], except those terms and conditions thereof relating to [*], will apply to each unfinished Pre-Transition Period Diamond and such terms and conditions are incorporated by reference herein. To the extent that any of the terms or provisions hereof are inconsistent with any of the terms or provisions set forth in the [*] or the [*], the provisions of this letter agreement shall prevail and control. The monthly invoices from LKI to International pursuant to the [*] shall be reduced by a sum equal to the aggregate Pre-Transition Period Completion Cost




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 6

for such month. Following the close of each month ending after the Effective Date, LKI will invoice POL for a sum equal to the aggregate Pre-Transition Period Completion Cost for such month, and POL will promptly thereafter invoice DI Ireland for a sum equal to [*] of the aggregate Pre-Transition Period Completion Cost for such month.

      C. Resale of Pre-Transition Period Diamonds.

      Any Pre-Transition Period Diamond purchased from POL by the LKI Affiliate will either be (i) resold directly to unrelated third parties outside the United States by the LKI Affiliate [*]; or (ii) resold within the United States [*]. [*] will retain a sales commission on any sale outside the United States with respect to which it serves as undisclosed sales agent equal to [*] of such proceeds and Bellataire will retain a sales commission on any sale within the United States with respect to which it serves as undisclosed sales agent equal to [*] of such proceeds. Upon either (i) its receipt of the proceeds from a "direct" resale of a Pre-Transition Period Diamond to a third party [*] or (ii) upon its receipt from [*] or [*], as applicable, of the "net proceeds" from the resale of a Pre-Transition Period Diamond to an unrelated third party [*] (i.e., the proceeds of such resale, net of the [*] sales commission), the LKI Affiliate will pay POL the sales price for such Diamond. Upon receipt of such payment, POL will make an offset payment to DI Ireland, on a Diamond by Diamond basis, equal to (x) the portion of either the resale proceeds (in the case of a "direct" resale) or net proceeds [*] up to [*] of the Cost of Goods Sold for each such Diamond, plus (y) to the extent of the LKI Affiliate's net proceeds exceed the Cost of Goods Sold for any such Diamond, [*] of such excess.

      D. Pre-Transition Period True-Up Payment. On the Effective Date, DI shall make a [*] payment of [*] to the LKI Parties. Such payment shall represent a preliminary estimate of the amount due as of [*], which would retroactively give effect to the foregoing provisions of this Paragraph 4 as though such terms were binding on the parties hereto as of [*], all as more fully set forth in the calculations set forth on Schedule 4C annexed hereto. As promptly as practicable following the Effective Date, DI shall make a cash payment to the LKI Parties representing a preliminary estimate of the amount due for the month of [*] pursuant to this Paragraph 4.

      5. Accountings and Review of Schedules and Updates Thereto.

      A. Preliminary Accounting. The payments due under Paragraphs 3A and 4D may be satisfied by a net payment made by the [*] to [*] and shall be accompanied by an accounting dated as of [*] and as of [*], as the case may be, setting forth
(i) calculations in reasonable detail of the proceeds generated from the sale of Pre-Transition Period Diamonds and Transition Period Diamonds, as the case may be, and (ii) in the case of Paragraph 4D, the acquisition costs of the Pre-Transition Period Diamonds and in the case of Paragraph 3A, calculations in reasonable detail of the costs incurred in connection with the production and proceeds received from the sale of Transition Period Diamonds during the Transition Period (the "Preliminary Accounting").




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 7

      B. Final Accounting. On or before [*], Bellataire and International shall deliver to the LKI Parties and DI a final accounting of such costs and proceeds (the "Final Accounting"). On or before [*], the LKI Parties and DI shall complete their respective reviews of the Final Accounting and either the LKI Parties or DI shall make a cash payment to either DI or the LKI Parties, as required, to provide for the difference in the amounts of the Preliminary Accounting and the Final Accounting, if any. If there is any dispute regarding the Final Accounting, such dispute shall be submitted to arbitration pursuant to the procedures provided for in Section 6.05 of the Limited Liability Company Agreement of Bellataire dated the date hereof between LKI and DI (the "Bellataire Agreement").

      C. Review of Schedules and Updates Thereto. Within thirty (30) days following its receipt of the printouts to be annexed hereto as Schedule 1,
Schedule 2, Schedule 3B, Schedule 3C, Schedule 4A, and Schedule 4B, DI and the LKI Parties shall complete their respective reviews of such printouts. If there is any dispute regarding any Schedule, such dispute shall be submitted to arbitration pursuant to the procedures provided for in Section 6.05 of the Bellataire Agreement.

      6. Additional Tax Issues. If POL and/or DI Ireland incurs any liability (including penalties and interest) under Section 881(a)(1) of the Code (or any corresponding provision of state or local tax law) in connection with the sale of a Transition Period Diamond or a Pre-Transition Period Diamond as contemplated by Paragraphs 3 and 4 of this letter agreement (an "Allocable Tax Liability"), such Liability shall be borne by POL and DI Ireland in the same proportions as the proceeds from the resale of such Diamond were, or are to be, allocated between them. To the extent that the amount of an Allocable Tax Liability incurred by one party is less than its proportionate share of such Liability, such party shall promptly pay an amount equal to the difference between the Liability amount incurred and its proportionate share of the resale proceeds of the related Diamond. Any amounts withheld pursuant to the Code (or any state or local tax law) with respect to any payment made to POL or DI Ireland arising out of the sale of a Transition Period Diamond or a Pre-Transition Period Diamond shall be treated as a tax paid by such party for the purposes of this Paragraph. In the event that there is a refund of any tax paid (or treated as paid) by POL and/or DI Ireland that relates to the sale of a Diamond contemplated hereunder (i.e., there is a reduction in the Allocable Tax Liability in respect of that Diamond), the party receiving such refund (the "Refunded Party") shall promptly pay the other party a sum equal to the excess, if any, of (x) the aggregate amount paid by such other party in respect of such Allocable Tax Liability (whether to tax authorities or to the Refunded Party), over (y) its proportionate share of such Allocable Tax Liability, as reduced by such refund. In addition, if LKI or DI is required by the Service to include in its gross income under Section 951(a)(1)(B) of the Code any amount in respect of the sale to the LKI Affiliate of a Transition Period Diamond or a Pre-Transition Period Diamond as contemplated by Paragraphs 3 and 4 of this letter agreement, which exceeds its proportionate share of the total amount so included in




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 8

income by LKI and DI, it will make a payment to the other party in such amount that such liability will be borne by DI and LKI in the same proportions as the proceeds from the sale of such Diamond were, or are to be, allocated between POL and DI Ireland. For the purposes of this Paragraph 6, references to POL's "proportionate share of the resale proceeds" of a Diamond shall mean [*] of the portion of such proceeds retained by the LKI Affiliate, [*] of the proceeds retained by Bellataire and [*] of the proceeds retained by POL (i.e., not paid out to DI Ireland).

      7. Returns. Diamonds returned to the LKI Affiliate shall be treated as follows:

      a. (i) With respect to any Pre-Transition Period Diamond sold to an unrelated third party that is returned by such third party following [*] ("PTP Returned Diamonds"), the sale shall be reversed on the books and records of the seller and the proceeds of such sale (or, if applicable, such other amount as may be refunded to the purchaser of the PTP Returned Diamond) (the "Refunded Amount") and the cost of the return shall be borne in accordance with the terms of the Agreement. Any PTP Returned Diamond shall be placed back into inventory of the seller and treated as if it were a Pre-Transition Diamond and, if such Pre-Transition Diamond is then resold, the proceeds of such a sale shall be calculated and distributed in accordance with Paragraph 4 above.

      (ii) Notwithstanding the provisions of Paragraph 7a(i), to the extent that Refunded Amounts with respect to returns of PTP Returned Diamonds, other than Excluded Diamonds (as defined below) exceed [*], the LKI Parties shall reimburse DI an additional [*] of the original cost of all diamonds as to which the Refunded Amounts exceed [*] and if any such Pre-Transition Diamond is then resold, the proceeds of such a sale shall be calculated and distributed in accordance with Paragraph 3 (rather than Paragraph 4) above. [*] Refunded Amounts with respect to Excluded Diamonds shall be treated in accordance with the provisions of Paragraph 7a(i) without regard to the provisions of this Paragraph 7a(ii).

      b. Any Transition Period Diamond that is sold, whether before or after the Effective Date, and subsequently returned to Bellataire or International shall be treated in accordance with the documents executed by the parties in connection with the formation Bellataire or International.

      c. The acceptance and rejection of all proposed returns shall be made at the discretion of the CEO of Bellataire, provided that the members of the board of directors of Bellataire, when acting unanimously, may overrule any decision of the CEO with respect to any accepted or rejected returns.

      8. Operations of Each Party Through Effective Date for its Own Benefit. Notwithstanding the financial terms set forth above, each of the parties agrees that its operations




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 9

for all periods prior to the Effective Date were conducted for its own benefit for legal, financial and tax reporting purposes and nothing herein shall be construed as an assumption by either party of any liability or obligation of the other party that was incurred prior to the Effective Date.

      9. Security Interest. Upon the Effective Date, the security interest DI Ireland has in the inventory of Pre-Transition Period Diamonds and Transition Period Diamonds shall have a value equal to DI Ireland's economic interests in such inventory pursuant to the terms and conditions set forth in this letter agreement.

Please sign below to indicate your agreement to the foregoing terms and conditions.

                                        Sincerely,

                                        DIAMOND INNOVATIONS, INC.

                                        By:_______________________
                                        Name:
                                        Title:




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Pegasus Overseas Ltd.
Lazare Kaplan International Inc.
Bellataire International LLC
Bellataire LLC
Bellataire BVBA
November 30, 2005
Page 10

AGREED AS OF THE DATE HEREOF:

PEGASUS OVERSEAS LTD.                   LAZARE KAPLAN INTERNATIONAL INC.

By:_________________________            By:______________________
Name:                                   Name:
Title:                                  Title:

BELLATAIRE LLC,                         BELLATAIRE INTERNATIONAL LLC
in its own right, and on
behalf of its controlled Belgian        By:______________________
subsidiary to be formed under the       Name:
name of Bellataire BVBA                 Title:

By:_________________________
Name:
Title:




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             Schedule 1 - Pre-Transition Period Accounts Receivable

                                       [*]




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               Schedule 2 - Transition Period Accounts Receivable

                                       [*]




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       Schedule 3A - Calculations of Transition Period Operations Payment

                                       [*]




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               Schedule 3B -- Finished Transition Period Diamonds

                                       [*]




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              Schedule 3C -- Unfinished Transition Period Diamonds

                                       [*]




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              Schedule 4A - Finished Pre-Transition Period Diamonds

                                       [*]




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             Schedule 4B - Unfinished Pre-Transition Period Diamonds

                                       [*]




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     Schedule 4C - Calculations of Pre-Transition Period Operations Payment

                                       [*]